SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   Form 8-KSB

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934




         Date of Report (Date of earliest event reported)  October 14, 1999

                         Allstate Financial Corporation
             (Exact name of registrant as specified in its charter)



         Virginia                   0-17832                   54-1208450
       (State or other           (Commission                (I.R.S. Employer
         jurisdiction            File Number)               Identification No.)
       or incorporation)



               2700 South Quincy Street; Arlington, Virginia 22206
                  (Address of principal executive offices)  (Zip Code)


         Registrant's telephone number, including area code    (703) 931-2274

















Item 5.  Delisting of Common Stock by The Nasdaq Stock Market Inc.

On October 14, 1999, the Registrant, Allstate Financial Corporation (the "Company") issued a Press Release disclosing that its common stock would be delisted from The Nasdaq Stock Market National Market as of October 18, 1999.


Item 7.  Financial Information, Pro Forma Financial Information and Exhibits.

         Financial Statements of Businesses Acquired.
                  Not applicable

         Pro Forma Financial Information.
                  Not applicable.

         99. Exhibits.
         Press Release dated October 14, 1999.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   October 14, 1999  ALLSTATE FINANCIAL CORPORATION



                  By: /s/C.Fred Jackson
                      --------------------------------
                      C. Fred Jackson
                      Senior Vice President and
                      Chief Financial Officer